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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2002

STRATUS SERVICES GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-15789 (Commission File No.)	22-3499261 (I.R.S. Employer Identification No.)

500 Craig Road, Suite 201, Manalapan, New Jersey 07726
(Address of principal executive offices)

(732) 866-0300
(Registrant's telephone number including area code)

        The undersigned Registrant hereby amends and restates its current report on Form 8-K filed with the Securities and Exchange Commission on November 26, 2002, which excluded certain financial statements and pro forma financial information not available at the time of filing.

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

        (a)  On November 26, 2002, Stratus Services Group, Inc., a Delaware corporation ("Stratus" or the "Registrant"), announced that it had acquired, effective as of December 1, 2002 (the "Effective Date"), substantially all of the tangible and intangible assets, excluding accounts receivable, of six offices of Elite Personnel Services ("Elite"), a California corporation. The Registrant is also taking over Elite's Downey, California office, from which Elite currently services no accounts but which it utilizes as a corporate office. The Registrant will continue to utilize the Downey office as a regional corporate facility. Pursuant to the terms of an Asset Purchase Agreement between the Registrant and Elite dated November 19, 2002 (the "Asset Purchase Agreement"), the purchase price payable at closing (the "Base Purchase Price") for the assets was $1,264,000, all of which was represented by an unsecured promissory note. In addition to the Base Purchase Price, Elite will also receive as a deferred purchase price an amount equal to ten percent (10%) of the annual "Gross Profits," as defined in the Asset Purchase Agreement, of the acquired business between $2,500,000 and $3,200,00, and fifteen percent (15%) of the annual Gross Profits of the acquired business in excess of $3,200,000, for a minimum period of one (1) year from the Effective Date, and for a period of two (2) years from the Effective Date if Gross Profits during the first year reach specified levels. The note includes imputed interest at 4% per annum and is payable over an eight-year period in equal monthly payments beginning 30 days after the Effective Date. In connection with the transaction, Elite, its President, Bernard Freedman and other key management members entered into Non-Competition and Non-Solicitation Agreements pursuant to which they agreed not to compete with the Registrant in the territories of the acquired business for periods ranging from twelve (12) months to five (5) years, and to not solicit the employees or customers of the acquired business for periods ranging from twelve (12) months to five (5) years. Additionally, Bernard Freedman, Elite's current President, has also entered into an Employment Agreement, as of the Effective Date, with Stratus, for a minimum of a one (1) year term. This term can be extended by Mr. Freedman if certain targeted Gross Profit levels are attained.

        The purchase price was arrived at through arms-length negotiations between the parties.

        The Elite branches provide temporary light industrial and clerical staffing in six (6) business locations in the California cities of West Covina, Bellflower, Culver City and Rancho Cucamonga and the Nevada cities of Henderson and Las Vegas with estimated 2002 revenues of $30 million.

        The Registrant currently intends to continue to operate the business formerly conducted by Elite at the purchased locations with the purchased assets for the foreseeable future. The foregoing statement of the Registrant's intention is a forward looking statement within the meaning of Section 21E of the Securities Exchange Act of 1934 and is based on certain assumptions, including among others, general economic conditions, management's expectations regarding the operating results of the Registrant and the purchased locations, the capital requirements of continuing Elite's current business and others. Should these assumptions change, or prove to be inaccurate, the Registrant's actual future conduct of Elite's business could differ materially from the intention stated.

        The above descriptions of the Asset Purchase Agreement and the Non-Competition and Non-Solicitation Agreements do not purport to be complete and are qualified in their entirety by the full text of such documents, which are attached as exhibits to the Form 8-K filed on November 26, 2002 being amended by this Form 8-K/A.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

        (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

        The financial statements of Elite Personnel Services, Inc. ("Elite") and the notes thereto are located on pages 5 through 11 of this Form 8-K/A.

        (b)  FINANCIAL STATEMENTS OF REGISTRANT

        Pro forma financial information of the Registrant which gives effect to the acquisition of certain assets of Elite in December 2002 and Provisional Employment Services, Inc. in January 2002 is located on pages 12 through 15 of this Form 8-K/A.

NADEL & ASSOCIATES
A PROFESSIONAL CORPORATION

MARK S. NADEL CERTIFIED PUBLIC ACCOUNTANT	28222 Agoura Road SUITE 200 Agoura Hills, CA 91301
~	6345 Balboa Boulevard Building II, Suite 230 Encino, CA 91316
RUSSELL J. NADEL ATTORNEY AT LAW	TELEPHONE: (818) 865-1570 FACSIMILE: (818) 865-1571

Independent Auditors' Report

To the Board of Directors
Elite Personnel Services, Inc.
12663 PROMONTORY ROAD
LOS ANGELES, CA 90049

        We have audited the accompanying special-purpose statement of net assets sold of Elite Personnel Services, Inc. (the "Company") as of December 31, 2001, 2000 and 1999 and the special-purpose statements of net revenues, cost of revenues and expenses for the years then ended, pursuant to the Asset Purchase Agreement dated November 19, 2002 by and between Stratus Services Group, Inc., a Delaware corporation ("Buyer") and Elite Personnel Services, Inc., a California corporation ("Seller"), as described in Note 1 to the financial statements. These financial statements are the responsibility of Elite Personnel Services, Inc. management. Our responsibility is to express an opinion on these financial statements based on our audit.

        We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        The accompanying special-purpose financial statements were prepared to present the net assets sold to Stratus Services Group, Inc. pursuant to the Asset Purchase Agreement described in Note 1, and the net revenues, cost of revenues and expenses sold, and are not intended to be a complete presentation of the Company's financial position, and results of operations in conformity with generally accepted accounting principles.

        In our opinion, these special-purpose financial statements present fairly, in all material respects, the net assets sold pursuant to the Asset Purchase Agreement referred to in Note 1 as of December 31, 2001, 2000 and 1999 and the net revenues, cost of revenues and expenses for years then ended, on the basis of accounting described in Note 1.

/s/ Mark S. Nadel
Mark S. Nadel, C.P.A.
Nadel & Associates
Agoura Hills, California
January 17, 2003

Elite Personnel Services, Inc.
Statement of Net Assets Sold (in thousands)

	December 31,
	2001	2000	1999
Assets
Deposits (Note 2)	$12	$12	$10
Property and equipment, net (Note 3)	18	23	28

	30	35	38
Liabilities
Commitments and contingencies (Note 4)	—	—	—

Net assets sold	$30	$35	$38

See accompanying Independent Auditors' Report and Notes to Financial Statements

Elite Personnel Services, Inc.
Statement of Net Revenues, Cost of Revenues and Expenses (in thousands)

	December 31,
	2001	2000	1999
Net revenues	$24,232	$24,802	$20,190
Cost of revenues
Payroll	17,806	18,123	14,778
Payroll taxes	1,929	1,970	1,673
Workers compensation	1,447	1,348	696
Other direct costs	182	198	154

Total cost of revenues	21,364	21,639	17,301

Gross profit	2,868	3,163	2,889
Expenses
Depreciation & Amortization	5	22	16
Interest	75	65	25
Salaries	1,486	1,453	1,306
Other	969	1,003	902

Total expenses	2,535	2,543	2,249

Gross profit in excess of expenses	$333	$620	$640

See accompanying Independent Auditors' Report and Notes to Financial Statements

Elite Personnel Services, Inc.
Notes to Financial Statements

Note 1:    Nature of Business and significant Accounting Policies

        Elite Personnel Services, Inc. (the "Company") is a provider of temporary employment services in California and Nevada. The Company was incorporated in California and commenced business in October 1995.

Basis of Presentation

        The accompanying financial statements have been prepared for the purpose of presenting the net assets sold of certain offices of the Company (the "Division") as of December 31, 2001, 2000 and 1999 pursuant to the Asset Purchase Agreement (the "Agreement") dated November 19, 2002 (the "Closing Date"), effective December 1, 2002 between Elite Personnel Services, Inc. and Stratus Services Group, Inc. (the "Buyer") and the Division's net revenues, cost of revenues and expenses for the years then ended.

        Pursuant to the Agreement, the Company sold to the Buyer certain tangible and intangible assets owned or used by the Company in connection with the operation of the sold offices for a note payable in 96 monthly installments of $13,167 including 4% interest, plus additional incentive payments based on Gross Profits from the Division.

        Historically, the Company did not prepare financial statements for the sold Division. The accompanying financial statements are derived from the historical accounting records of the Company and present the net assets sold of the Division in accordance with the Agreement as of December 31, 2001, 2000 and 1999 and the statements of net revenues, cost of revenues and expenses for the years then ended. The historical operating results may not be indicative of the results after acquisition by the Buyer.

        The statements of net revenues, cost of revenues and expenses include all revenues directly attributable to the Division, which consists of six staffing branch offices, four located in California, two in Nevada and an administrative office located in California. Cost of revenues consists of the direct payroll costs, employment taxes, workers' compensation insurance and related costs. Expenses include identifiable amounts from the offices of the sold Division and allocated amounts not attributable to a specific office. Interest paid on stockholder loans has not been included as an expense related to the Division. Information about the Division cash flows is not available.

Use of Estimates

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        The Company is partially self-insured for workers compensation claims. Workers compensation expense and the related assets and accrued liability, including a reserve for claims made and unasserted claims is a material estimate as described. The Seller has retained both the assets and liabilities and these items are not reflected on the statement of assets sold. Management has estimated these amounts in addition to the amount included in cost of revenues.

Going Concern Basis

        In conformity with generally accepted accounting principles, these statements are prepared on the basis of a going concern. Pursuant to the Agreement, the Company will no longer operate as a going concern. The outcome and performance of the Division is unknown. We have not accounted for the early termination of financing agreements, insurance contracts or other contractual relationships including the assumption of office leases.

Revenue Recognition

        All staffing revenues are based upon the gross payroll of the Division's staffing employees plus a corresponding fee. The Division's fee structure is based upon written or oral contracts with the Company's customers. The staffing revenues, and related costs of wages, salaries, employment taxes and benefits related to worksite employees, are recognized in the period in which those employees perform the staffing services.

Property and Equipment

        Property and equipment is stated at cost, less accumulated depreciation.

Income Taxes

        The Division is not a going concern, (see Note 1), and is not a tax paying entity. Consequently, no provision for income taxes has been made.

Note 2:    Deposits

        The Company has refundable deposits with the landlords at the various office locations. These deposits are refundable to the extent the properties are returned to the landlord pursuant to the individual leases. No adjustment has been made related to the collection of the deposits by the Buyer.

Note 3:    Property and Equipment

	December 31,
	2001	2000	1999
Property and equipment	$125,654	$125,654	$109,702
Leasehold improvements	13,137	13,137	13,137

	138,791	138,791	122,839
Less accumulated depreciation	120,993	116,031	94,620

Property and equipment, net	$17,798	$22,760	$28,219

        The Company's assets held for disposition as of December 1, 2002 and included in the Agreement were stated at the estimated original cost.

Note 4:    Commitments and Contingencies

        The Division conducts its operations in various leased facilities under leases that are classified as operating leases for financial reporting purposes. The leases provide for the company to pay real estate taxes, common area maintenance and certain other expenses. Lease terms expire between 2003 and 2005.

        The following is a summary of fixed minimum lease commitments required under all non-cancelable operating leases for the years ended after December 31, 2001.

2002	$199,754
2003	$98,864
2004	$37,069
2005	$4,995

Total	$340,682

        Rent expense, including equipment rental, was approximately $248,000, $229,000 and $189,000 for the years ending December 31, 2001, 2000 and 1999 respectively.

Elite Personnel Services, Inc.
Statement of Net Assets Sold (in thousands)
As of September 30, 2002
(Unaudited)

Assets
Deposits	$16
Property and equipment, net	22

38
Liabilities
Commitments and contingencies	—

Net assets sold	$38

Elite Personnel Services, Inc.
Statement of Net Revenues, Cost of Revenues and Expenses (in thousands)
(Unaudited)

	Nine Months Ended September 30, 2002	Three Months Ended December 31, 2001
Net revenues	$19,176	$5,001
Cost of revenues
Payroll	14,198	3,714
Payroll taxes	1,595	373
Workers compensation	1,426	293
Other direct costs	139	35

Total cost of revenues	17,358	4,415

Gross profit	1,818	586
Expenses
Depreciation & Amortization	5	1
Interest	70	17
Salaries	1,018	335
Other	908	243

Total expenses	2,001	596

Expenses in excess of gross profit	$(183)	$(10)

UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

        Effective January 1, 2002, we purchased substantially all of the tangible and intangible assets, excluding accounts receivable, of seven offices of Provisional Employment Solutions, Inc. ("PES"), a Georgia corporation.

        Effective December 1, 2002, we acquired substantially all of the tangible and intangible assets excluding accounts receivable of six offices of Elite Personnel Services, Inc. ("Elite"), a California corporation.

        The unaudited pro forma condensed balance sheet and statement of operations are presented to give effect to both the PES and Elite acquisitions. As noted in footnote (1) herein, the pro forma condensed balance sheet assumes that the acquisition of Elite occurred as of September 30, 2002 and the pro forma condensed statement of operations assumes that all the acquisitions occurred October 1, 2001.

        The purchase price allocation to the assets acquired was based on a preliminary estimate in determining their respective fair values. We believe that the preliminary allocations are reasonable and are subject to revisions upon completion of an independent valuation study.

        The pro forma financial information is not necessarily indicative of the actual results of operations or financial position that would have occurred had the acquisition of the other transactions occurred on the assumed dates nor do they represent any indication of future performance. The pro forma adjustments give effect to available information and assumptions that we believe are reasonable. The pro forma financial information should be read in conjunction with our audited financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Annual Report on Form 10-K for the fiscal year ended September 30, 2002.

STRATUS SERVICES GROUP, INC.
Unaudited Pro Forma Condensed Balance Sheet
As of September 30, 2002

	Stratus	Pro Forma Adjustments		Pro Forma
Current Assets:
Cash	$162,646	$—		$162,646
Other current assets	14,538,447	—		14,538,447

	$14,701,093	—		$14,701,093
Intangible assets	7,887,727	971,000	(b)	8,858,727
Other assets	1,442,576	75,000	(b)	1,517,576

	$24,031,396	$1,046,000		$25,077,396

Current liabilities	$17,988,216	$200,000 77,000	(a) (c)	$18,265,216
Other liabilities	2,177,497	769,000	(c)	2,946,497

	20,165,713	1,046,000		21,211,713
Temporary equity	823,000	—		823,000
Stockholders' equity	3,042,683	—		3,042,683

	$24,031,396	$1,046,000		$25,077,396

See accompanying notes to unaudited condensed pro forma financial statements.

STRATUS SERVICES GROUP, INC.
Unaudited Pro Forma Condensed Statement of Operations
For the Year Ended September 30, 2002

	Stratus	Elite Personnel Services	Provisional Employment Services	Pro Forma Adjustments		Pro Forma
Revenues	$73,040,408	$24,177,000	$5,158,000	$—		$102,375,408
Cost of revenues	61,520,008	21,773,000	4,430,000	—		87,723,008

Gross profit	11,520,400	2,404,000	728,000	—		14,652,400
Operating expenses	15,048,933	2,597,000	482,000	124,000	(a)	18,251,933

Earnings (loss) from continuing operations before other income (expenses)	(3,528,533)	(193,000)	246,000	(124,000)		(3,599,533)

Other income (expenses):
Interest and financing costs	(1,975,932)	—	—	(218,000 (97,000	)(b) )(c)	(2,290,932)
(Loss) on sale of investment	(2,159,415)	—	—	—		(2,159,415)
Other income (expense)	83,398	—	—	—		83,398

	(4,051,949)	—	—	(315,000)		(4,366,949)

Earnings (loss) from continuing operations	(7,580,482)	(193,000)	246,000	(439,000)		(7,966,482)
Dividends and accretion on preferred stock	(1,041,810)	—	—	—		(1,041,810)

Net earnings (loss) from continuing operations attributable to common stockholders	$(8,622,292)	$(193,000)	$246,000	$(439,000)		$(9,008,292)

Net earnings (loss) per share from continuing operations attributable to common stockholders (basic and diluted)	$(.82)					$(.85)
Weighted average shares outstanding (basic and diluted)	10,555,815					10,652,805

See accompanying notes to unaudited condensed pro forma financial statements.

(1)    Basis of Presentation

        The accompanying pro forma condensed balance sheet and statement of operations are presented to give effect to the acquisitions of substantially all of the tangible and intangible assets, excluding accounts receivable, of Provisional Employment Solutions, Inc. ("PES") and certain offices of Elite Personnel Services, Inc. ("Elite") which occurred in January 2002 and December 2002, respectively. The pro forma condensed balance sheet assumes that the acquisition of Elite occurred as of September 30, 2002. The pro forma condensed statement of operations assumes that all the acquisitions occurred October 1, 2001. Such information does not purport to be indicative of the results which would have actually been obtained if the acquisitions had been effected on the dates indicated nor is it indicative of actual or future operating results or financial position.

        The following represents our preliminary allocations of the purchase price. We believe that the preliminary allocations are reasonable and are subject to revisions upon completion of an independent valuation study.

Furniture, fixtures and equipment	$75,000
Covenant not to compete	19,500
Customer list	951,500

Net assets acquired	$1,046,000

        The pro forma condensed statements of operations do not include earnings from discontinued operations.

(2)    Pro Forma Adjustments—Condensed Balance Sheet

  (a)
  Acquisition costs in connection with Elite of $200,000

  (b)
  Adjustment to record the intangibles and other assets in connection with the acquisition of Elite.

  (c)
  Adjustment to record the $1,264,000 acquisition note, net of $418,000 of imputed interest.

(3)    Pro Forma Adjustments—Condensed Statement of Operations for the Year Ended September 30, 2002

  (a)
  Adjustment to reflect the depreciation and amortization expense relating to the furniture, fixtures and equipment and intangibles recorded in conjunction with the acquisitions, not already reflected in the Company's historical condensed statement of operations.

  (b)
  Adjustment to reflect the increase in interest expense relating to the accounts receivable of the acquisition, which would have been financed under the Company's line of credit.

  (c)
  Records the interest on acquisition notes not already reflected in the Company's historical condensed statement of operations.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STRATUS SERVICES GROUP, INC.
By:	/s/ JOSEPH J. RAYMOND Joseph J. Raymond President & CEO

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  ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.
  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
Independent Auditors' Report
Elite Personnel Services, Inc. Statement of Net Assets Sold (in thousands)
Elite Personnel Services, Inc. Statement of Net Revenues, Cost of Revenues and Expenses (in thousands)
Elite Personnel Services, Inc. Notes to Financial Statements
Elite Personnel Services, Inc. Statement of Net Assets Sold (in thousands) As of September 30, 2002 (Unaudited)
Elite Personnel Services, Inc. Statement of Net Revenues, Cost of Revenues and Expenses (in thousands) (Unaudited)
UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION
STRATUS SERVICES GROUP, INC. Unaudited Pro Forma Condensed Balance Sheet As of September 30, 2002
STRATUS SERVICES GROUP, INC. Unaudited Pro Forma Condensed Statement of Operations For the Year Ended September 30, 2002
SIGNATURES